UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3275

Smith Barney Investment Funds Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: April 30

Date of reporting period: April 30, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

MULTIPLE DISCIPLINE FUNDS

LARGE CAP GROWTH AND VALUE FUND

MULTIPLE DISCIPLINE SERIES   |   ANNUAL REPORT   |   APRIL 30, 2005

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite rising interest rates, climbing oil prices, geopolitical concerns and uncertainties surrounding the Presidential election, the U.S. economy continued to expand during the period. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)i growth was a robust 4.0% in the third quarter and 3.8% in the fourth quarter. After the end of the Fund’s reporting period, the advance first quarter GDP figure was revised up to 3.5% from 3.1%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii moved to raise interest rates in an attempt to ward off inflation. The Fed increased its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004 — the first rate hike in four years. The Fed raised rates in 0.25% increments during its next six meetings, and again increased rates in early May, after the Fund’s reporting period concluded, bringing the target for the federal funds rate to 3.00%.

During the 12-month period covered by this report, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 6.33%. During the first half of the period, stocks traded in a fairly narrow range, as the factors listed above caused many investors to remain on the sidelines. However, from late October 2004 through the end of the year, equities in both the U.S. and abroad rallied sharply. Many investors were drawn to the market as the uncertainty of the U.S. Presidential election ended and oil prices fell from their record highs. Thus far in 2005, the equity markets have been volatile. Equities generally were weak in January, rose in February and again fell in March and April. We believe the market’s recent troubles can be attributed to mixed economic data, continued high oil prices, and rising interest rates.

Looking at the reporting period as a whole, the trend of value-oriented stocks outperforming their growth counterparts continued. In addition, mid- and large-cap stocks generally outperformed their small-cap brethren.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

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As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 27, 2005

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MANAGER  OVERVIEW

Performance Review

For the 12 months ended April 30, 2005, Class A shares of the Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund, excluding sales charges, returned 0.03%. These shares underperformed the Lipper Large-Cap Core Funds Category Average,1 which was 3.68%. The Fund’s unmanaged benchmark, the Russell 1000 Indexv, returned 7.20% for the same period.

PERFORMANCE SNAPSHOT

AS OF APRIL 30, 2005

(excluding sales charges)

(unaudited)

	6 Months	12 Months

Large Cap Growth and Value Fund — Class A Shares	2.31%	0.03%

Russell 1000 Index	4.04%	7.20%

Lipper Large-Cap Core Funds Category Average	2.50%	3.68%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 1.98% and Class C shares returned 1.98% over the six months ended April 30, 2005. Excluding sales charges, Class B shares returned -0.72% and Class C shares returned -0.72% over the 12 months ended April 30, 2005.

Prior to January 21, 2004, the Fund followed different investment strategies under the name “Premier Selections Large Cap Fund”.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended April 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 937 funds for the six-month period and among the 917 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Over the 12-month period, the Fund’s most overweighted sectors relative to its benchmark were the consumer staples and healthcare. The most underweighted sectors were the industrials and financial sectors. In terms of individual holdings, the Fund’s largest contributors to performance (percentage contributed to the portfolio’s total return for the period is in parentheses) were Johnson & Johnson, a company engaged in the manufacture and sale of products related to human health and well-being (0.74%), The Gillette Co., a company that manufactures and sells a wide variety of consumer products throughout the world (0.68%), General Electric Co., a diversified industrial corporation engaged in developing, manufacturing and marketing a wide variety of products for the generation, transmission, distribution, control and utilization of electricity (0.44%), Altria Group, Inc., a company engaged in the manufacture and sale of cigarettes, tobacco products, branded foods and beverages (0.43%), and Microsoft Corp., a company that develops, manufactures, licenses and supports a wide range of software products for various computing devices (0.42%).

The largest detractors for the period were Merck & Co. Inc., a global research-driven pharmaceutical products company (-1.19%), American International Group, Inc. (“AIG”), a company engaged in a range of insurance and insurance-related activities (-1.17%), Pfizer Inc., a research-based, global pharmaceutical company (-0.88%), InterActiveCorp., which operates a diversified portfolio of specialty and global brands in the travel, retailing, ticketing, personals, media, financial services, real estate and teleservices industries (-0.68%), and Cisco Systems, Inc., a firm that manufactures and sells networking and communications products and provides services associated with that equipment and its use (-0.39%).

Factors that Affected Fund Performance

The Fund’s underperformance in comparison to its benchmark index was due to both stock selection and

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended April 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 917 funds in the Fund’s Lipper category, and excluding sales charges.

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sector allocation. The Fund’s overweighting of and stock selection in the healthcare sector generally detracted from the Fund’s performance, while the Fund’s underweighting of the energy and utilities sectors during the period also generally hurt performance.

The Fund’s performance during the period was fueled by positive returns from a number of holdings in a range of sectors, including the energy, utilities, industrials, telecommunications and consumer staples sectors. The Fund’s holdings in the materials, financials, healthcare and information technology sectors generally detracted from overall performance.

Energy stocks generally contributed to returns as earnings growth of companies such as Total S.A. and Royal Dutch Petroleum Co. benefited from the continued strength in the price of oil.

Consumer staples stocks generally contributed positively overall to returns as earnings growth of companies such as The Gillette Co. and Altria Group Inc. benefited from the continued strength in consumer spending and by a weaker U.S. dollar, which helped boost sales in overseas markets.

One sector that generally detracted from the Fund’s performance was the financial sector, which includes companies such as AIG and Berkshire Hathaway Inc. We continue to monitor the events surrounding AIG and Berkshire Hathaway and their prospects relative to their peer groups.

For the period, drug companies, such as Merck & Co. Inc. and Pfizer Inc., had a negative impact on the Fund’s performance. Positions in biotechnology companies Genentech, Inc. and Johnson & Johnson had a positive impact on the performance of the Fund. With the exception of Merck & Co. Inc., the Fund still held shares of the above-named companies at the close of the period.

Thank you for your investment in the Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Roger Paradiso Co-coordinating Portfolio Manager	Kristin Mobyed Co-coordinating Portfolio Manager

May 27, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of April 30, 2005 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Pfizer Inc. (4.3%), Microsoft Corp. (3.9%), American International Group, Inc. (3.4%), Merrill Lynch & Co. (3.4%), Intel Corp. (3.1%), Time Warner Inc. (3.1%), The Gillette Co. (3.0%), Johnson & Johnson (2.8%), The Coca-Cola Co. (2.7%) and Amgen Inc. (2.6%). Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2005 were: Information Technology (20.3%), Financials (20.2%), Healthcare (14.1%), Consumer Discretionary (13.9%) and Consumer Staples (12.8%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Foreign stocks are subject to certain risks of overseas investing not associated with domestic investing such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
[v]	The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2004 and held for the six months ended April 30, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	2.31%	$1,000.00	$1,023.10	1.24%	$6.22

Class B	1.98	1,000.00	1,019.80	2.01	10.07

Class C	1.98	1,000.00	1,019.80	2.00	10.02

(1)	For the six months ended April 30, 2005.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,018.65	1.24%	$6.21

Class B	5.00	1,000.00	1,014.83	2.01	10.04

Class C	5.00	1,000.00	1,014.88	2.00	9.99

(1)	For the six months ended April 30, 2005.
(2)	Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C(3)
Twelve Months Ended 4/30/05	0.03%	(0.72)%	(0.72)%

Five Years Ended 4/30/05	(6.69)	(7.40)	(7.40)

Inception* through 4/30/05	(4.60)	(5.33)	(5.32)

	With Sales Charges(4)
	Class A	Class B	Class C(3)
Twelve Months Ended 4/30/05	(4.97)%	(5.68)%	(1.71)%

Five Years Ended 4/30/05	(7.64)	(7.58)	(7.40)

Inception* through 4/30/05	(5.46)	(5.33)	(5.32)

Cumulative Total Returns(1) (unaudited)
		Without Sales Charges(2)
Class A (Inception* through 4/30/05)		(23.43)%

Class B (Inception* through 4/30/05)		(26.66)

Class C (Inception* through 4/30/05)(2)		(26.65)

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Prior to January 31, 2004, the Fund followed different investment strategies under the name “Premier Selections Large Cap Fund”.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
(4)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B and C shares is August 31, 1999.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C Shares of the

Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund vs. Russell 1000 Index†

August 1999 — April 2005

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on August 31, 1999 (inception date), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares. It also assumes reinvestment of dividends and capital gains distributions, if any, at net asset value through April 30, 2005. The Russell 1000 Index measures the performance of those 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of Investments	April 30, 2005

SHARES	SECURITY	VALUE
COMMON STOCK — 99.8%
CONSUMER DISCRETIONARY — 13.9%
Household Durables — 0.8%
70,000	Newell Rubbermaid Inc.	$1,521,100

Media — 8.9%
80,000	Comcast Corp., Class A Shares (a)	2,568,800
233,000	Liberty Media Corp., Series A Shares (a)	2,339,320
130,000	The News Corp. Ltd., Class B Shares	2,069,600
330,300	Time Warner Inc. (a)	5,552,343
134,100	The Walt Disney Co.	3,540,240

		16,070,303

Multi-Line Retail — 2.3%
47,500	Bed Bath & Beyond Inc. (a)	1,767,475
32,500	J. C. Penney Company, Inc. (Holding Company)	1,540,825
20,000	Target Corp.	928,200

		4,236,500

Specialty Retail — 1.9%
95,600	The Home Depot, Inc.	3,381,372

	TOTAL CONSUMER DISCRETIONARY	25,209,275

CONSUMER STAPLES — 12.8%
Beverages — 4.3%
111,500	The Coca-Cola Co.	4,843,560
55,000	PepsiCo, Inc.	3,060,200

		7,903,760

Food & Drug Retailing — 1.0%
114,690	The Kroger Co. (a)	1,808,661

Food Products — 1.8%
10,000	Sara Lee Corp.	213,900
44,600	Wm. Wrigley Jr. Co.	3,083,198

		3,297,098

Household Products — 1.0%
30,400	Kimberly-Clark Corp.	1,898,480

Personal Products — 3.0%
105,000	The Gillette Co.	5,422,200

Tobacco — 1.7%
46,700	Altria Group, Inc.	3,035,033

	TOTAL CONSUMER STAPLES	23,365,232

ENERGY — 5.6%
Oil & Gas — 5.6%
24,000	BP PLC, Sponsored ADR	1,461,600
12,500	Nabors Industries, Ltd. (a)	673,375
18,500	Noble Corp.	941,650
55,000	Royal Dutch Petroleum Co., New York Shares	3,203,750
40,000	Sempra Energy	1,615,200
20,000	Total SA, Sponsored ADR	2,218,200

	TOTAL ENERGY	10,113,775

See Notes to Financial Statements.

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Schedule of Investments (continued)	April 30, 2005

SHARES	SECURITY	VALUE
FINANCIALS — 20.2%
Banks — 5.7%
63,218	Bank of America Corp.	$2,847,339
58,400	The Bank of New York Co., Inc.	1,631,696
33,000	Comerica Inc.	1,889,580
41,000	Wachovia Corp.	2,098,380
45,000	Washington Mutual, Inc.	1,859,400

		10,326,395

Diversified Financials — 8.5%
34,500	American Express Co.	1,818,150
34,500	Capital One Financial Corp.	2,445,705
20,000	The Goldman Sachs Group, Inc.	2,135,800
52,500	JPMorgan Chase & Co.	1,863,225
113,600	Merrill Lynch & Co., Inc.	6,126,448
21,100	Morgan Stanley	1,110,282

		15,499,610

Insurance — 6.0%
121,600	American International Group, Inc.	6,183,360
15	Berkshire Hathaway Inc., Class A Shares (a)	1,265,250
25,000	The Chubb Corp.	2,044,500
37,000	The St. Paul Travelers Cos., Inc.	1,324,600

		10,817,710

	TOTAL FINANCIALS	36,643,715

HEALTHCARE — 14.1%
Biotechnology — 5.1%
81,300	Amgen Inc. (a)	4,732,473
46,000	Biogen Idec Inc. (a)	1,667,040
40,000	Genentech, Inc. (a)	2,837,600

		9,237,113

Healthcare Providers & Services — 0.2%
6,390	Aetna Inc.	468,834

Pharmaceuticals — 8.8%
43,000	GlaxoSmithKline PLC, Sponsored ADR	2,173,650
74,100	Johnson & Johnson	5,085,483
19,500	Novartis AG, Sponsored ADR	950,235
285,720	Pfizer Inc.	7,763,013

		15,972,381

	TOTAL HEALTHCARE	25,678,328

INDUSTRIALS — 5.7%
Aerospace & Defense — 1.8%
25,500	The Boeing Co.	1,517,760
45,000	Raytheon Co.	1,692,450

		3,210,210

Commercial Services & Supplies — 0.7%
23,900	Avery Dennison Corp.	1,251,165

See Notes to Financial Statements.

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Schedule of Investments (continued)	April 30, 2005

SHARES	SECURITY	VALUE
Industrial Conglomerates — 3.2%
102,900	General Electric Co.	$3,724,980
60,300	Honeywell International Inc.	2,156,328

		5,881,308

	TOTAL INDUSTRIALS	10,342,683

INFORMATION TECHNOLOGY — 20.3%
Communications Equipment — 3.6%
212,500	Cisco Systems, Inc. (a)	3,672,000
56,500	Comverse Technology, Inc. (a)	1,287,635
97,400	Nokia OYJ, Sponsored ADR	1,556,452

		6,516,087

Computers & Peripherals — 4.9%
99,100	Dell Inc. (a)	3,451,653
80,000	Hewlett-Packard Co.	1,637,600
24,600	International Business Machines Corp.	1,878,948
28,500	Lexmark International, Inc., Class A Shares (a)	1,979,325

		8,947,526

Electronic Equipment & Instruments — 0.4%
227,800	Solectron Corp. (a)	751,740

Internet Software & Services — 1.8%
153,000	IAC/InterActiveCorp (a)	3,326,220

Semiconductor Equipment & Products — 5.7%
242,300	Intel Corp.	5,698,896
183,700	Texas Instruments Inc.	4,585,152

		10,284,048

Software — 3.9%
278,200	Microsoft Corp.	7,038,460

	TOTAL INFORMATION TECHNOLOGY	36,864,081

MATERIALS — 1.6%
Chemicals — 0.5%
15,000	Air Products and Chemicals, Inc.	880,950

Paper & Forest Products — 1.1%
59,500	International Paper Co.	2,040,255

	TOTAL MATERIALS	2,921,205

TELECOMMUNICATION SERVICES — 4.5%
Diversified Telecommunication Services — 4.5%
58,000	AT&T Corp.	1,109,540
75,000	Nextel Communications, Inc. Class A Shares (a)	2,099,250
87,600	SBC Communications Inc.	2,084,880
82,900	Verizon Communications Inc.	2,967,820

	TOTAL TELECOMMUNICATION SERVICES	8,261,490

UTILITIES — 1.1%
Gas Utilities — 1.1%
52,000	KeySpan Corp.	1,972,360

	TOTAL COMMON STOCK (Cost — $188,505,338)	181,372,144

See Notes to Financial Statements.

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Schedule of Investments (continued)	April 30, 2005

FACE AMOUNT	SECURITY	VALUE
REPURCHASE AGREEMENT — 0.3%
$563,000	State Street Bank and Trust Co. dated 4/29/05, 2.600% due 5/2/05; Proceeds at maturity — $563,122; (Fully collateralized by U.S. Treasury Bonds, 7.250% due 8/15/22; Market Value — $580,696) (Cost — $563,000)	$563,000

	TOTAL INVESTMENTS — 100.1% (Cost — $189,068,338*)	181,935,144
	Liabilities in Excess of Other Assets — (0.1)%	(244,900)

	TOTAL NET ASSETS — 100.0%	$181,690,244

(a)	Non-income producing security.
*	Aggregate cost for federal income tax purposes is $189,293,485.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

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Statement of Assets and Liabilities	April 30, 2005

ASSETS:
Investments, at value (Cost — $189,068,338)	$181,935,144
Dividends and interest receivable	238,038
Receivable for Fund shares sold	96,462
Prepaid expenses	22,157

Total Assets	182,291,801

LIABILITIES:
Payable for Fund shares reacquired	181,440
Due to custodian	144,630
Management fee payable	113,909
Transfer agency services payable	56,700
Distribution plan fees payable	35,789
Directors’ fees payable	550
Accrued expenses	68,539

Total Liabilities	601,557

Total Net Assets	$181,690,244

NET ASSETS:
Par value of capital shares (Note 6)	$21,886
Capital paid in excess of par value	346,651,928
Undistributed net investment income	192,565
Accumulated net realized loss from investment transactions	(158,042,941)
Net unrealized depreciation of investments	(7,133,194)

Total Net Assets	$181,690,244

Shares Outstanding:
Class A	5,772,155

Class B	9,209,242

Class C	6,904,764

Net Asset Value:
Class A (and redemption price)	$8.48

Class B *	$8.24

Class C *	$8.24

Maximum Public Offering Price Per Share:
Class A (based on a maximum sales charge of 5.00%)	$8.93

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14        Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund      |      2005 Annual Report

Statement of Operations	For the Year Ended April 30, 2005

INVESTMENT INCOME:
Dividends	$4,593,122
Interest	24,009
Less: Foreign withholding tax	(47,961)

Total Investment Income	4,569,170

EXPENSES:
Distribution fees (Notes 2 and 4)	1,732,824
Management fee (Note 2)	1,600,697
Transfer agency services (Notes 2 and 4)	320,396
Shareholder communications (Note 4)	89,314
Audit and legal	53,244
Registration fees	27,048
Custody	25,481
Directors’ fees	24,557
Other	9,435

Total Expenses	3,882,996
Less: Management fee waiver (Notes 2 and 8)	(155,645)

Net Expenses	3,727,351

Net Investment Income	841,819

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net realized gain from investment transactions	10,246,089
Net change in unrealized appreciation/depreciation of investments	(11,781,806)

Net Loss on Investments	(1,535,717)

Decrease in Net Assets From Operations	$(693,898)

See Notes to Financial Statements.

15        Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund      |      2005 Annual Report

Statements of Changes in Net Assets	For the Years Ended April 30,

	2005	2004
OPERATIONS:
Net investment income (loss)	$841,819	$(721,385)
Net realized gain	10,246,089	14,332,077
Net change in unrealized appreciation/depreciation	(11,781,806)	39,623,883

Increase (Decrease) in Net Assets From Operations	(693,898)	53,234,575

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
Net Investment income	(649,254)	(641,438)

Decrease in Net Assets From Distributions to Shareholders	(649,254)	(641,438)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	12,597,134	10,263,570
Net asset value of shares issued for reinvestment of distributions	591,861	589,713
Cost of shares reacquired	(66,712,779)	(58,552,566)

Decrease in Net Assets From Fund Share Transactions	(53,523,784)	(47,699,283)

Increase (Decrease) In Net Assets	(54,866,936)	4,893,854

NET ASSETS:
Beginning of year	236,557,180	231,663,326

End of year*	$181,690,244	$236,557,180

* Includes undistributed net investment income of:	$192,565	—

See Notes to Financial Statements.

16        Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund      |      2005 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended April 30:

Class A Shares(1)	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$ 8.55		$ 6.89	$ 9.55	$11.10	$12.34

Income (Loss) From Operations:
Net investment income	0.08		0.02	0.06	0.03	0.03
Net realized and unrealized gain (loss)	(0.08)		1.71	(2.72)	(1.58)	(1.12)

Total Income (Loss) From Operations	0.00		1.73	(2.66)	(1.55)	(1.09)

Less Distributions From:
Net investment income	(0.07)		(0.07)	—	—	—
Net realized gains	—		—	—	—	(0.15)
Return of capital	—		—	—	—	(0.00)*

Total Distributions	(0.07)		(0.07)	—	—	(0.15)

Net Asset Value, End of Year	$ 8.48		$ 8.55	$ 6.89	$ 9.55	$11.10

Total Return(2)	0.03%		25.09%	(27.85)%	(13.96)%	(8.93)%

Net Assets, End of Year (000s)	$48,932		$56,898	$51,360	$93,551	$132,618

Ratios to Average Net Assets:
Expenses(3)	1.18	%(4)	1.16%	1.19%	1.18%	1.16%
Net investment income	0.96		0.29	0.81	0.34	0.27

Portfolio Turnover Rate	22%		58%	55%	37%	10%

Class B Shares(1)	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$ 8.31		$ 6.70	$ 9.35	$10.96	$12.28

Income (Loss) From Operations:
Net investment income (loss)	0.02		(0.04)	0.00 *	(0.04)	(0.06)
Net realized and unrealized gain (loss)	(0.08)		1.66	(2.65)	(1.57)	(1.11)

Total Income (Loss) From Operations	(0.06)		1.62	(2.65)	(1.61)	(1.17)

Less Distributions From:
Net investment income	(0.01)		(0.01)	—	—	—
Net realized gains	—		—	—	—	(0.15)
Return of capital	—		—	—	—	(0.00)*

Total Distributions	(0.01)		(0.01)	—	—	(0.15)

Net Asset Value, End of Year	$ 8.24		$ 8.31	$ 6.70	$ 9.35	$10.96

Total Return(2)	(0.72)%		24.14%	(28.34)%	(14.69)%	(9.63)%

Net Assets, End of Year (000s)	$75,871		$104,478	$106,276	$194,364	$278,048

Ratios to Average Net Assets:
Expenses(3)	1.94	%(4)	1.91%	1.94%	1.92%	1.93%
Net investment income (loss)	0.20		(0.47)	0.06	(0.41)	(0.51)

Portfolio Turnover Rate	22%		58%	55%	37%	10%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.40% and 2.15% for Class A and Class B, respectively.
(4)	The investment manager voluntarily waived a portion of its fees for the year ended April 30, 2005. If such fees were not voluntarily waived, the expense ratios for Class A and Class B shares would have been 1.26% and 2.01%, respectively.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

17        Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund      |      2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended April 30:

Class C Shares(1)	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$ 8.31		$ 6.70	$ 9.35	$10.96	$12.28

Income (Loss) From Operations:
Net investment income (loss)	0.02		(0.04)	0.00 *	(0.04)	(0.06)
Net realized and unrealized gain (loss)	(0.08)		1.66	(2.65)	(1.57)	(1.11)

Total Income (Loss) From Operations	(0.06)		1.62	(2.65)	(1.61)	(1.17)

Less Distributions From:
Net investment income	(0.01)		(0.01)	—	—	—
Net realized gains	—		—	—	—	(0.15)
Return of capital	—		—	—	—	(0.00)*

Total Distributions	(0.01)		(0.01)	—	—	(0.15)

Net Asset Value, End of Year	$ 8.24		$ 8.31	$ 6.70	$ 9.35	$10.96

Total Return(2)	(0.72)%		24.15%	(28.34)%	(14.69)%	(9.63)%

Net Assets, End of Year (000s)	$56,887		$75,181	$74,027	$139,684	$207,209

Ratios to Average Net Assets:
Expenses(3)	1.93	%(4)	1.92%	1.93%	1.92%	1.93%
Net investment income (loss)	0.21		(0.48)	0.07	(0.41)	(0.51)

Portfolio Turnover Rate	22%		58%	55%	37%	10%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 2.15% for Class C.
(4)	The investment manager voluntarily waived a portion of its fees for the year ended April 30, 2005. If such fees were not voluntarily waived, the expense ratio would have been 2.01%.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

18        Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund      |      2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund (“Fund”), a separate non-diversified investment fund of the Smith Barney Investment Funds Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

19        Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund      |      2005 Annual Report

Notes to Financial Statements (continued)

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, there were no significant differences between the book and tax components of net assets.

2.	Management Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended April 30, 2005, the Funds Class A, B, and C shares had voluntary expense limitations in place of 1.40%, 2.15% and 2.15%, respectively. During the year ended April 30, 2005, SBFM waived a portion of its management fee in the amount of $155,645.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended April 30, 2005, the Fund paid transfer agent fees of $201,569 to CTB.

In addition, for the year ended April 30, 2005, the Fund also paid $41 to other Citigroup affiliates for shareholder recordkeeping services.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

There is a maximum sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur a sales charge.

For the year ended April 30, 2005, CGM and its affiliates received sales charges of approximately $139,000 on sales of the Fund’s Class A shares. In addition, for the year ended April 30, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class B	Class C
CDSCs	$77,000	$2,000

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

20        Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund      |      2005 Annual Report

Notes to Financial Statements (continued)

3.	Investments

During the year ended April 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$47,611,513

Sales	101,304,439

At April 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$14,935,036
Gross unrealized depreciation	(22,293,377)

Net unrealized depreciation	$(7,358,341)

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended April 30, 2005, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$133,813	$920,874	$678,137

For the year ended April 30, 2005, total Transfer Agency Services expenses were as follows:

	Class A	Class B	Class C
Transfer Agency Services Expenses	$78,429	$141,091	$100,876

For the year ended April 30, 2005, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C
Shareholder Communication Expenses	$21,258	$40,406	$27,650

5.	Distributions Paid to Shareholders by Class

	Year Ended April 30, 2005	Year Ended April 30, 2004
Net Investment Income
Class A	$453,443	$467,949
Class B	110,200	96,873
Class C	85,611	76,616

Total	$649,254	$641,438

6.	Capital Shares

At April 30, 2005, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

21        Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund      |      2005 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended April 30, 2005		Year Ended April 30, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	827,554	$7,088,234	569,345	$4,587,553
Shares issued on reinvestment	47,320	411,212	50,532	428,516
Shares reacquired	(1,759,686)	(15,065,717)	(1,422,081)	(11,522,230)

Net Decrease	(884,812)	$(7,566,271)	(802,204)	$(6,506,161)

Class B
Shares sold	329,041	$2,721,121	307,509	$2,491,973
Shares issued on reinvestment	11,883	100,649	10,773	88,986
Shares reacquired	(3,705,864)	(30,846,464)	(3,615,492)	(28,183,207)

Net Decrease	(3,364,940)	$(28,024,694)	(3,297,210)	$(25,602,248)

Class C
Shares sold	335,258	$2,787,779	389,549	$3,184,044
Shares issued on reinvestment	9,445	80,000	8,742	72,211
Shares reacquired	(2,488,301)	(20,800,598)	(2,403,096)	(18,847,129)

Net Decrease	(2,143,598)	$(17,932,819)	(2,004,805)	$(15,590,874)

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the years ended April 30, was as follows:

	2005	2004
Ordinary income	$649,254	$641,438

As of April 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$192,565

Total undistributed earnings	$192,565
Capital loss carryforward (a)	(157,817,794)
Unrealized depreciation (b)	(7,358,341)

Total accumulated losses	$(164,983,570)

(a) During the taxable year ended April 30, 2005, the Fund utilized $9,710,024 of its capital loss carryforward available from prior years.

As of April 30, 2005, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
4/30/2010	$9,098,253
4/30/2011	88,346,766
4/30/2012	60,372,775

$157,817,794

These amounts will be available to offset any future taxable capital gains.

(b) The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

22        Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund      |      2005 Annual Report

Notes to Financial Statements (continued)

8.	Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

23        Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund      |      2005 Annual Report

Notes to Financial Statements (continued)

9.	Legal Matters

Beginning in June, 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

10.	Subsequent Event

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Funds.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Funds and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Funds for their approval.

24        Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund      |      2005 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund (“Fund’’) of Smith Barney Investment Funds Inc. as of April 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2005, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund of Smith Barney Investment Funds Inc. as of April 30, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 24, 2005

25        Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund      |      2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund (“Fund”) (formerly known as Smith Barney Premier Selections Large Cap Fund) are managed under the direction of the Board of Directors of Smith Barney Investment Funds Inc. (“Company”). Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Company’s Directors and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund’s sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:

Paul R. Ades Paul R. Ades, PLLC 181 West Main Street Suite C Babylon, NY 11702 Birth Year: 1940	Director	Since 1994	Law Firm of Paul R. Ades, PLLC (from April 2000 to Present); Partner in Law Firm of Murov & Ades, Esqs. (from November 1970 to March 2000)	16	None

Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Director	Since 1981	Professor, Harvard Business School	51	None

Frank G. Hubbard Avatar International, Inc. 87 Whittredge Road Summit, NJ 07901 Birth Year: 1937	Director	Since 1993	President of Avatar International, Inc. (business development) (since 1998)	16	None

Jerome H. Miller c/o Smith Barney Mutual Funds 125 Broad Street New York, NY 10004 Birth Year: 1938	Director	Since 1998	Retired	16	None

Ken Miller Young Stuff Apparel Group, Inc. 930 Fifth Avenue Suite 610 New York, NY 10021 Birth Year: 1942	Director	Since 1994	President of Young Stuff Apparel Group, Inc. (since 1963)	16	None

26        Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund      |      2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:

R. Jay Gerken, CFA** CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	220	None

Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

Alan J. Blake CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1949	Vice President and Investment Officer	Since 1999	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Robert Feitler, Jr. CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1959	Vice President and Investment Officer	Since 2004	Director of CGM; Investment Officer of SBFM	N/A	N/A

Mark J. McAllister CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	Since 2004	Managing Director of CGM; Investment Officer of SBFM;	N/A	N/A

27        Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund      |      2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Kirstin Mobyed CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1969	Vice President and Investment Officer	Since 2004	Director of CGM; Investment Officer of SBFM	N/A	N/A

Roger Paradiso CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1966	Vice President and Investment Officer	Since 2004	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Citigroup	N/A	N/A

*	Each Director and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

28        Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund      |      2005 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended April 30, 2005:

Record Date:	12/6/2004
Payable Date:	12/8/2004

Qualified Dividend Income for Individuals	100.00%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%

Please retain this information for your records.

29        Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund      |      2005 Annual Report

SMITH BARNEY

MULTIPLE DISCIPLINE FUNDS

LARGE CAP GROWTH AND VALUE FUND

DIRECTORS

Paul R. Ades

Dwight B. Crane

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Jerome H. Miller

Ken Miller

OFFICERS

R. Jay Gerken, CFA

President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer

and Treasurer

Alan J. Blake

Vice President and

Investment Officer

Robert Feitler, Jr.

Vice President and

Investment Officer

Mark J. McAllister

Vice President and

Investment Officer

Kirstin Mobyed

Vice President and
Investment Officer

Roger Paradiso

Vice President and
Investment Officer

OFFICERS (continued)

Andrew Beagley

Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

Smith Barney Investment Funds Inc.

Smith Barney Multiple Discipline Funds

Large Cap Growth and Value Fund

The Fund is a separate investment fund of the Smith Barney Investment Funds Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. —  Smith Barney Multiple Discipline Funds —Large Cap Growth and Value Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS

LARGE CAP GROWTH AND VALUE FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD01903 6/05	05-8710

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Dwight B. Crane, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $100,250 in 2004 and $183,250 in 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 in connection with the review of the registration statement on Form N-1A and issuance of consent, were $0.00 in 2004 and $7,500 in 2005.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Investment Funds (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $9,900 in 2004 and $29,700 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Investment Funds.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Investment Funds requiring pre-approval by the Audit Committee in the Reporting Period.

(e)(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Investment Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 4/30/05 and 4/30/04; Tax Fees were 100% and 100% for the years ended 4/30/05 and 4/30/04; and Other Fees were 100% and 100% for the years ended 4/30/05 and 4/30/04.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Investment Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Funds during the reporting period were $75,000 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and none for 2004.

(h) Yes. The Smith Barney Investment Funds Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Investment Funds or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULES OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Funds Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date: July 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date: July 8, 2005

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Smith Barney Investment Funds Inc.

Date: July 8, 2005